   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1998

                                                     REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                         CAREER EDUCATION CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     4200                    39-3932190
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR       CLASSIFICATION CODE NO.)
      ORGANIZATION)

2800 WEST HIGGINS ROAD, SUITE 790, HOFFMAN ESTATES, ILLINOIS 60195, (847) 781-
                                     3600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                                JOHN M. LARSON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         CAREER EDUCATION CORPORATION
2800 WEST HIGGINS ROAD, SUITE 790, HOFFMAN ESTATES, ILLINOIS 60195, (847) 781-
                                     3600
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
        LAWRENCE D. LEVIN, ESQ.                DENNIS V. OSIMITZ, ESQ.
          MARK D. WOOD, ESQ.                       SIDLEY & AUSTIN
         KATTEN MUCHIN & ZAVIS                ONE FIRST NATIONAL PLAZA
  525 WEST MONROE STREET, SUITE 1600           CHICAGO, ILLINOIS 60603
        CHICAGO, ILLINOIS 60661                    (312) 853-7000
            (312) 902-5200

                               ----------------


  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-37601

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                  PROPOSED
                                                  MAXIMUM           AMOUNT OF
          TITLE OF EACH CLASS OF                 AGGREGATE         REGISTRATION
        SECURITIES TO BE REGISTERED          OFFERING PRICE (1)        FEE
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
Common Stock, $.01 par value...............       $690,000             $204
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
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(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with the Securities and Exchange Commission (the "Commission") by Career Education Corporation (the "Company") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. This Registration Statement hereby incorporates by reference the contents of the Company's Registration Statement on Form S-1 (Registration No. 33-37601), relating to the offering of up to $51,750,000 in proposed maximum aggregate offering price of the Company's Common Stock, par value $.01 per share.

                                 CERTIFICATION

     The Company hereby certifies that it has instructed its bank to wire from its account to the Commission's account at Mellon Bank the filing fee in the amount of $204.00 for the aggregate principal amount of Common Stock being registered hereby as soon as practicable (but in no event later than the close of business on January 29, 1998), that it will not revoke such instructions, and that it has sufficient funds in the relevant account to cover the amount of the filing fee. Such instructions were sent to the Company's bank on the date of this filing after the close of business of such bank, and the Company hereby certifies that it will confirm receipt of such instructions by such bank on January 29, 1998.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 28TH DAY OF JANUARY, 1998.

                                          Career Education Corporation

                                                /s/ William A. Klettke
                                          By: _________________________________
                                                    William A. Klettke
                                                   Senior Vice President
                                                and Chief Financial Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON JANUARY 28, 1998.

                 SIGNATURE                                     TITLE
                 ---------                                     -----


                    *                       President, Chief Executive Officer
___________________________________________   (Principal Executive Officer) and
                                              a Director
              John M. Larson
        /s/ William A. Klettke              Senior Vice President and Chief
___________________________________________   Financial Officer (Principal
            William A. Klettke                Financial and Accounting Officer)
                     *                      Director
___________________________________________
             Robert E. Dowdell
                                            Director
___________________________________________
              Thomas B. Lally
                     *                      Director
___________________________________________
              Wallace O. Laub
                                            Director
___________________________________________
              Keith K. Ogata
                     *                      Director
___________________________________________
             Patrick K. Pesch
                     *                      Director
___________________________________________
                Todd Steele

      /s/ William A. Klettke
*By: ________________________________
          William A. Klettke
           Attorney-in-fact

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                       DOCUMENT DESCRIPTION
  -------                      --------------------
 23.1      Consent of Arthur Andersen LLP with respect to financial
           statements of Career Education Corporation and Subsidiaries.